EXHIBIT INDEX


EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.B1a    Articles of Incorporation of Twentieth Century Investors, Inc.,
             dated July 2, 1990. (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1b    Articles of Amendment of Twentieth Century Investors, Inc., dated
             November 20, 1990. (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1c    Articles of Merger of Twentieth Century Investors, Inc., a Maryland
             corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated February 22, 1991. (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form
             N-1A of the Registrant, Commission File No. 2-14213, filed on
             February 29, 1996, and incorporated herein by reference.)

EX-99.B1d    Articles of Amendment of Twentieth Century Investors, Inc., dated
             August 11, 1993. (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1e    Articles Supplementary of Twentieth Century Investors, Inc., dated
             September 3, 1993. (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1f    Articles Supplementary of Twentieth Century Investors, Inc., dated
             April 28, 1995. (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1g    Articles Supplementary of Twentieth Century Investors, dated
             November 17, 1995. (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1h    Articles Supplementary of Twentieth Century Investors, Inc., dated
             January 30, 1996.  (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1i    Articles Supplementary of Twentieth Century Investors, Inc., dated
             March 11, 1996. (filed as a part of Post-Effective Amendment #75 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference.)

EX-99.B1j    Articles of Amendment of Twentieth Century Investors, Inc. dated
             December 2, 1996 is included herein.

EX-99.B1k    Articles Supplementary of American Century Mutual Funds, Inc. dated
             December 2, 1996 is included herein.

EX-99.B2 Bylaws of Twentieth Century Investors, Inc. (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B4 Specimen certificate representing shares of common stock of American Century Mutual Funds, Inc. is included herein.

EX-99.B5a    Management Agreement, dated as of August 1, 1994, between Twentieth
             Century Investors, Inc. and Investors Research Corporation.(filed as a part of Post-Effective Amendment #75 to the Registration
             Statement on Form N-1A of the Registrant, Commission File No.
             2-14213, filed on June 14, 1996, and incorporated herein by reference.)

EX-99.B5b    Addendum to Management Agreement, dated as of August 1, 1996, between Twentieth Century Investors, Inc. and Investors Research
             Corporation.(filed as a part of Post-Effective Amendment #75 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference.)

EX-99.B5c    Management Agreement-Advisor Class, dated as of September 1, 1996, between Twentieth Century Investors, Inc. and Investors Research
             Corporation.(filed as a part of Post-Effective Amendment #75 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference.)

EX-99.B5d    Management Agreement-Service Class, dated as of September 1, 1996, between Twentieth Century Investors, Inc. and Investors Research
             Corporation.(filed as a part of Post-Effective Amendment #75 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference.)

EX-99.B5e    Management Agreement-Institutional Class, dated as of September 1,
             1996, between Twentieth Century Investors, Inc. and Investors
             Research Corporation.(filed as a part of Post-Effective Amendment
             #75 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference.)

EX-99.B6 Distribution Agreement between TCI Portfolios, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Strategic Asset Allocations, Inc., Twentieth Century World Investors, Inc. and Twentieth Century Securities, Inc. dated September 3, 1996.(filed as a part of Post-Effective Amendment #75 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference.)

EX-99.B8a    Custodian Agreement for ACH transactions, dated September 21, 1994 between Twentieth Century Investors, Inc. and United Missouri Bank of Kansas City, N.A. is included herein.

EX-99.B8b    Custody Agreement dated September 12, 1995, between United Missouri
             Bank of Kansas City, N.A., Investors Research Corporation,
             Twentieth Century Investors, Inc., Twentieth Century World
             Investors, Inc., Twentieth Century Premium Reserves, Inc. and
             Twentieth Century Capital Portfolios, Inc. (filed as Exhibit 8(e) to Pre-Effective Amendment No. 4 to the Registration Statement on
             Form N-1A of Twentieth Century Strategic Asset Allocations, Inc.,
             Commission File No. 33-79482, filed February 5, 1996).

EX-99.B8c    Amendment No. 1 to Custody Agreement dated January 25, 1996, between United Missouri Bank of Kansas City, N.A., Investors
             Research Corporation, Twentieth Century Investors, Inc., Twentieth
             Century World Investors, Inc., Twentieth Century Premium Reserves,
             Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth
             Century Strategic Asset Allocations, Inc. (filed as Exhibit 8(e) to
             Pre-Effective Amendment No. 4 to the Registration Statement on Form
             N-1A of Twentieth Century Strategic Asset Allocations, Inc.,
             Commission File No. 33-79482, filed February 5, 1996).

EX-99.B8d    Global Custody Agreement between The Chase Manhattan Bank and the
             Twentieth Century and Benham funds, dated August 9, 1996 (filed
             Exhibit-99.B8 as a part of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Goverment
             Income Trust, Commission File No. 2-99222, filed February 7, 1997, and incorporated herein by reference.)

EX-99.B8e    Master Agreement between Commerce Bank, N.A. and Twentieth Century
             Services, Inc. dated January 22, 1997, is included herein.

EX-99.B9 Transfer Agency Agreement dated as of March 1, 1991, by and between Twentieth Century Investors, Inc. and Twentieth Century Services, Inc. is included herein.

EX-99.B10    Opinion and Consent of Charles A. Etherington, Esq.

EX-99.B11    Consent of Baird, Kurtz & Dobson.

EX-99.B12a   Equity Funds Annual Report and Fixed Income Funds Annual Reports of
             Twentieth Century Investors, Inc. dated October 31, 1996, filed on
             December 23, 1996, and incorporated herein by reference.

EX-99.B14    Model Retirement Plans (filed as Exhibits 14(a), 14(b), 14(c) and
             14(d) to Pre-Effective Amendment No. 2 to the Registration
             Statement on Form N-1A of Twentieth Century World Investors, Inc.,
             Commission File No. 33-39242, filed May 6, 1991, and incorporated herein by reference).

EX-99.B15a   Master Distribution and Shareholder Services Plan of Twentieth
             Century Capital Portfolios, Inc., Twentieth Century Investors,
             Inc., Twentieth Century Strategic Asset Allocations, Inc. and
             Twentieth Century World Investors, Inc. (Advisor Class) dated
             September 3, 1996.(filed as a part of Post-Effective Amendment #75 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference.)

EX-99.B15b   Shareholder Services Plan of Twentieth Century Capital Portfolios,
             Inc., Twentieth Century Investors, Inc., Twentieth Century
             Strategic Asset Allocations, Inc. and Twentieth Century World
             Investors, Inc. (Service Class) dated September 3, 1996.(filed as a part of Post-Effective Amendment #75 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference.)


EX-99.B16    Schedules for Computations of Advertising Performance Quotations.

EX-99.B17    Power of Attorney dated February 15, 1997, is included herein.

EX-99.B18    Multiple Class Plan of Twentieth Century Capital Portfolios, Inc.,
             Twentieth Century Investors, Inc., Twentieth Century Strategic
             Asset Allocations, Inc. and Twentieth Century World Investors, Inc.
             dated September 3, 1996.(filed as a part of Post-Effective
             Amendment #75 to the Registration Statement on Form N-1A of the
             Registrant, Commission File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference.)


EX-27.1.1    Financial Data Schedule for Growth Fund.

EX-27.1.2    Financial Data Schedule for Select Fund.

EX-27.1.3    Financial Data Schedule for Ultra Fund.

EX-27.1.4    Financial Data Schedule for Vista Fund.

EX-27.1.5    Financial Data Schedule for Giftrust.

EX-27.5.6    Financial Data Schedule for Short-Term Government Fund.

EX-27.4.7    Financial Data Schedule for Cash Reserve Fund.

EX-27.5.8    Financial Data Schedule for Benham Bond Fund.

EX-27.5.9    Financial Data Schedule for Intermediate-Term Tax-Exempt Fund.

EX-27.5.10   Financial Data Schedule for Long-Term Tax-Exempt Fund.

EX-27.1.11   Financial Data Schedule for Heritage Fund.

EX-27.7.12   Financial Data Schedule for Balanced Fund.

EX-27.5.13   Financial Data Schedule for Limited-Term Tax-Exempt Fund.

EX-27.5.14   Financial Data Schedule for Limited-Term Bond Fund.

EX-27.5.15   Financial Data Schedule for Intermediate-Term Bond Fund.

EX-27.5.16   Financial Data Schedule for Intermediate-Term Government Fund.

EX-27.1.17   Financial Data Schedule for New Opportunities Fund.